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                       SUPPLEMENT DATED JANUARY 23, 1997
                            to the Prospectuses for:

                              SCHWAB CAPITAL TRUST
                     SCHWAB ASSET DIRECTOR-HIGH GROWTH FUND
                   SCHWAB ASSET DIRECTOR-BALANCED GROWTH FUND
                 SCHWAB ASSET DIRECTOR-CONSERVATIVE GROWTH FUND
                              (dated May 21, 1996)

                           SCHWAB ANNUITY PORTFOLIOS
                  SCHWAB ASSET DIRECTOR-HIGH GROWTH PORTFOLIO
                            (dated November 8, 1996)

As of February 28, 1997, Symphony Asset Management, Inc. ("Sub-Adviser") will no longer serve as the Sub-Adviser to the Schwab Asset Director-High Growth Fund, Schwab Asset Director-Balanced Growth Fund, Schwab Asset Director-Conservative Growth Fund, and Schwab Asset Director-High Growth Portfolio (each a "Fund"). Also as of that date, Charles Schwab Investment Management, Inc. (the "Investment Manager") will be responsible for providing all investment advisory services to each Fund.

Accordingly, for each Fund, the Prospectus of that Fund is amended as follows:

1. All references to the Sub-Adviser are deleted and, where the context requires, replaced with the "Investment Manager"; and

2. The disclosure under "Organization and Management of Our Funds" is amended to reflect that the Investment Manager will employ a Tactical Asset Allocation model to measure relative values among asset categories and determine the asset mix within the defined ranges for each Fund based on what the Investment Manager believes will provide the highest returns for a given level of risk (in addition to the Investment Manager's other responsibilities as currently set forth in the Prospectus).